EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 10-K of Comstock Homebuilding Companies, Inc. (the “Company”) for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Christopher Clemente, Chairman and Chief Executive Officer of the Company and Bruce Labovitz, Chief Financial Officer of the Company, certify, to our best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher Clemente
Christopher Clemente Chairman and Chief Executive Officer

/s/ Bruce J. Labovitz
Bruce J. Labovitz Chief Financial Officer

March 16, 2006